UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 29, 2019

ILLINOIS TOOL WORKS INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-4797	36-1258310
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

155 Harlem Avenue, Glenview, IL 60025

(Address of Principal Executive Offices, and Zip Code)

847-724-7500

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ITW	New York Stock Exchange
1.75% Euro Notes due 2022	ITW22	New York Stock Exchange
1.25% Euro Notes due 2023	ITW23	New York Stock Exchange
2.125% Euro Notes due 2030	ITW30	New York Stock Exchange
3.00% Euro Notes due 2034	ITW34	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events.

Illinois Tool Works Inc. (the “Company”) entered into an underwriting agreement on May 29, 2019 (the “Underwriting Agreement”) with the several underwriters named therein (collectively, the “Underwriters”), for which Citigroup Global Markets Limited and J.P. Morgan Securities plc acted as representatives, pursuant to which the Company agreed to sell and the Underwriters agreed to purchase, subject to and upon the terms and conditions set forth therein, (i) €600,000,000 in aggregate principal amount of 0.250% notes due December 5, 2024 (the “2024 Notes”), (ii) €500,000,000 in aggregate principal amount of 0.625% notes due December 5, 2027 (the “2027 Notes”) and (iii) €500,000,000 in aggregate principal amount of 1.000% notes due June 5, 2031 (the “2031 Notes” and together with the 2024 Notes and the 2027 Notes, the “Notes”). A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Notes are being sold pursuant to the Company’s Registration Statement on Form S-3 (No. 333-219695) and the Prospectus included therein (the “Registration Statement”), filed by the Company with the Securities and Exchange Commission on August 4, 2017, and the Prospectus Supplement relating thereto dated May 29, 2019 and filed with the Commission on May 30, 2019. The Notes will be issued under an Indenture dated as of November 1, 1986, as amended by a First Supplemental Indenture dated as of May 1, 1990, between the Company and The Bank of New York Mellon Trust Company, N.A., as successor trustee.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement dated as of May 29, 2019, with the several underwriters named therein, for which Citigroup Global Markets Limited and J.P. Morgan Securities plc acted as representatives.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ILLINOIS TOOL WORKS INC.

Date: June 3, 2019

	By:	/s/ Randall J. Scheuneman
	Name:	Randall J. Scheuneman
	Title:	Vice President & Chief Accounting Officer